Exhibit 99.1

IREN Appoints Anthony Lewis as Chief Capital Officer to Lead Capital Markets Strategy

SYDNEY, AUSTRALIA, July 1, 2025 (GLOBE NEWSWIRE) – IREN Limited (NASDAQ: IREN) today announced the appointment of Anthony Lewis as Chief Capital Officer, a newly established role responsible for overseeing the Company’s capital markets activity.

Mr. Lewis will lead the development of IREN’s capital structure and financing strategy as the Company evaluates a range of AI infrastructure investments and associated funding requirements.

Mr. Lewis brings more than two decades of experience in financial markets, including 22 years at Macquarie Group, a global financial services and asset management firm with a market capitalization of more than $50 billion and operations in 31 markets, where he most recently served as Co-Treasurer, responsible for global funding, liquidity and capital management.

“Anthony’s experience across funding, capital management, and investor engagement will be important as we align our financial strategy with growth opportunities in AI and compute infrastructure,” said Daniel Roberts, Co-Founder and Co-CEO of IREN.

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Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or IREN’s future financial or operating performance. For example, forward-looking statements include but are not limited to the Company’s business strategy, expected operational and financial results, and expected increase in power capacity and hashrate. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “may,” “can,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “target”, “will,” “estimate,” “predict,” “potential,” “continue,” “scheduled” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on management’s current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause IREN’s actual results, performance or achievements to be materially different from any future results performance or achievements expressed or implied by the forward looking statements, including IREN’s ability to successfully execute on its growth strategies and operating plans, including its ability to continue to develop its existing data center sites, design and deploy direct-to-chip liquid cooling systems, and diversify and expand into the market for high performance computing solutions (including the market for cloud services and potential colocation services and other important factors discussed under the caption “Risk Factors” in IREN’s annual report on Form 20-F filed with the SEC on August 28, 2024 as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investor Relations section of IREN’s website at https://investors.iren.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that IREN makes in this press release speaks only as of the date of such statement. Except as required by law, IREN disclaims any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

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About IREN

IREN is a vertically integrated data center business powering the future of Bitcoin, AI and beyond utilizing 100% renewable energy. Strategically located in renewable-rich, fiber-connected regions across the U.S. and Canada, IREN’s large-scale, grid-connected facilities are purpose-built for the next generation of power-dense computing applications.

●	Power & Land Portfolio: 2,910MW of grid-connected power secured across >2,000 acres in the U.S. and Canada, with an additional multi-gigawatt development pipeline.

●	Next-Generation Data Centers: 810MW of operating data centers underpinning three verticals: Bitcoin Mining, AI Cloud Services and AI Data Centers.

●	Bitcoin Mining: one of the world’s largest and lowest-cost Bitcoin producers with 50 EH/s of installed self-mining capacity.

●	AI Cloud Services: delivering high performance cloud compute to AI customers with 1,896 NVIDIA H100 & H200 GPUs.

●	AI Data Centers: end-to-end design, construction and operation of data center infrastructure tailored for AI workloads, with up to 50MW (IT load) liquid cooled capacity scheduled for delivery in 2025.

Contacts

Media Megan Boles Aircover Communications +1 562 537 7131 megan.boles@aircoverpr.com Jon Snowball Sodali & Co +61 477 946 068 +61 423 136 761	Investors Mike Power IREN mike.power@iren.com

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